UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

300 First Stamford Place, 5th Floor Stamford, CT 06902
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 8, 2018, Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). There were a total of 73,041,548 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 52,842,579 shares of Common Stock, constituting a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, were represented at the Annual Meeting either in person or by proxy, and accordingly a quorum was present. At the Annual Meeting, the Company’s shareholders voted on the following matters and cast their votes as described below.
1. The following persons were elected as directors of the Company to serve until the Company’s 2019 Annual Meeting of Shareholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal, by the following number of votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul M. Leand, Jr. Randee E. Day	48,930,643 52,513,856	3,911,936 328,723	0 0
Justin A. Knowles	52,516,573	326,006	0
Bart Veldhuizen	50,948,141	1,894,438	0
Gary Vogel	51,725,101	1,117,478	0
Gary Weston	50,951,679	1,890,900	0

2. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2018 was approved by the following number of votes:

Votes For	Votes Against	Abstentions
52,818,393	19,729	4,457

3. The compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting, was approved, on an advisory, non-binding basis, by the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,745,811	9,795,890	1,300,878	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: June 8, 2018	By:	/s/ Frank De Costanzo
	Name:	Frank De Costanzo
	Title:	Chief Financial Officer